UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMPLIPHI BIOSCIENCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: _________________________________________________________________
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________
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☐	Fee paid previously with preliminary materials.

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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November     , 2014

Dear Shareholder:

You are cordially invited to attend our Special Meeting of Shareholders on December     , 2014 at     , local time, at     ,     .

Only shareholders who owned common stock at the close of business on November 17, 2014 can vote at the Special Meeting or any adjournment that may take place. At the Special Meeting, the shareholders will:

1.	Consider and vote on a proposal authorizing an amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of our outstanding common stock at a ratio at least five-for-one and up to fifty-for-one;

2.	Consider and vote on a proposal authorizing an amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal; and

3.	Consider and vote on a proposal to remove Philip J. Young from the Board of Directors of the Company, effective immediately.

You can find more information about each of these items in the attached Proxy Statement.

The Board of Directors recommends that you vote in favor of each of the three proposals outlined in the attached Proxy Statement.

All shareholders are cordially invited to attend the Special Meeting in person. Enclosed are a Notice of Special Meeting of Shareholders and Proxy Statement describing the formal business to be conducted at the meeting. We are also providing proxy material access to our shareholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxyvote.com. Please give the proxy materials your careful attention.

After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. You may also vote via the Internet or by telephone by following the instructions on your proxy card. In order to vote via the Internet or by telephone, you must have the shareholder identification number which is provided in your Notice. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card or have voted via the Internet or by telephone. Please review the instructions for each voting option described in this Proxy Statement. Your prompt cooperation will be greatly appreciated.

Sincerely,

/s/ Jeremy Curnock Cook
Jeremy Curnock Cook
Interim Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	1

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS	2

GENERAL INFORMATION ABOUT THE MEETING, SOLICITATION AND VOTING	2

PROPOSAL 1 AUTHORIZE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION ALLOWING OUR BOARD, IN ITS DISCRETION AT ANY TIME PRIOR TO JUNE 30, 2015, TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT A RATIO AT LEAST FIVE-FOR-ONE AND UP TO FIFTY-FOR-ONE	6

PROPOSAL 2 AUTHORIZATION OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION MODIFYING THE REQUIREMENTS OF DIRECTOR REMOVAL	14

PROPOSAL 3 REMOVAL OF PHILIP J. YOUNG AS A DIRECTOR OF THE COMPANY, EFFECTIVE IMMEDIATELY	16

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	19

WHERE YOU CAN FIND MORE INFORMATION	19

OTHER BUSINESS	20

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AMPLIPHI BIOSCIENCES CORPORATION
4870 Sadler Road, Suite 300

Glen Allen, Virginia 23060

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December     , 2014

The Special Meeting of Shareholders of AmpliPhi Biosciences Corporation (the “Company”) will be held on December     , 2014 at     , local time, at     ,     , for the following purposes, as more fully described in the proxy statement accompanying this notice:

1	Authorize an amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of our outstanding common stock at a ratio at least five-for-one and up to fifty-for-one;

2.	Approve an amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal; and

3.	Remove Philip J. Young from the Board of Directors of the Company, effective immediately.

Our Board of Directors has fixed the close of business on November 17, 2014 as the record date for the Special Meeting. Only holders of record of our stock on the record date are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

Your vote is very important. You may vote your shares via the Internet or by telephone by following the instructions on your proxy card and on www.proxyvote.com, or by signing, voting and returning the proxy card to Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, New York 11717. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in your Notice and in this Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously voted via the Internet, by telephone or by returning your proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE YOUR PROXY AS INDICATED ABOVE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. PLEASE REVIEW THE INSTRUCTIONS FOR EACH OF YOUR VOTING OPTIONS DESCRIBED IN THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD.

The approximate date of mailing the proxy statement and the accompanying proxy card is November     , 2014. This Proxy Statement and the form of proxy were first made available to shareholders on or about November     , 2014.

By order of the Board of Directors,

/s/ Jeremy Curnock Cook

Jeremy Curnock Cook
Interim Chief Executive Officer

November , 2014

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AMPLIPHI BIOSCIENCES CORPORATION
4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished to holders of shares of common stock (the “Common Stock”) and Series B Convertible Preferred Stock of AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our Special Meeting of Shareholders, and at any adjournments or postponements thereof. We will hold the Special Meeting on December     , 2014, at     a.m. local time at     ,     . This proxy statement and the accompanying proxy card are first being mailed to shareholders entitled to vote at the Special Meeting on or about November     , 2014.

GENERAL INFORMATION ABOUT THE MEETING, SOLICITATION AND VOTING

What is the purpose of the special meeting?

There are three proposals scheduled to be voted on at the Special Meeting of Shareholders:

1.	Authorize an amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of our outstanding common stock at a ratio at least five-for-one and up to fifty-for-one;

2.	Approve an amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal; and

3.	Remove Philip J. Young from the Board of Directors of the Company, effective immediately.

Who is entitled to vote?

Shareholders as of the close of business on November 17, 2014 (the “Record Date”) may vote at the Special Meeting of Shareholders. You have one vote for each share of Common Stock you held on the Record Date. The holders of the Series B Convertible Preferred Stock are entitled to that number of votes equal to the number of shares of the Common Stock into which the Series B Convertible Preferred Stock may be converted as of the date such vote is held. Shares entitled to vote include shares held as of the Record Date that are:

•	Held directly in your name as “shareholder of record” (also referred to as “registered shareholder”); and

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•	Held for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or nominee how to vote their shares.

What constitutes a quorum?

A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the Special Meeting of Shareholders. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” (described below) are also counted as present and entitled to vote for purposes of determining a quorum. As of the Record Date,     shares of AmpliPhi Common Stock were outstanding and entitled to vote and     shares of Series B Convertible Preferred Stock, each which is convertible into 10 shares of Common Stock, were outstanding and entitled to vote. The holders of the Series B Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of the Common Stock into which the Series B Convertible Preferred Stock may be converted as of the date such vote is held.

How many votes are required to approve each proposal?

•	Proposal 1: The affirmative vote of the holders of a majority of the outstanding shares is required to authorize an amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of our outstanding Common Stock at a ratio at least five-for-one and up to fifty-for-one;

•	Proposal 2: The affirmative vote of the holders of two-thirds of the outstanding shares is required to authorize an amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal; and

•	Proposal 3: Proposal 3 is contingent upon shareholder approval of Proposal 2. Provided that Proposal 2 is approved, the number of votes cast to remove Mr. Young from the Board must exceed the number votes cast not to remove Mr. Young from the Board.

How are votes counted and who are the proxies?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the amendment to our Amended and Restated Articles of Incorporation authorizing the Board to effect a reverse stock split. If you abstain from the amendment to our Amended and Restated Articles of Incorporation, it will have the same effect as a vote against the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the amendment to our Amended and Restated Articles of Incorporation revising the director removal provisions. If you abstain on the amendment to our Amended and Restated Articles of Incorporation, it will have the same effect as a vote against the proposal.

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You may vote “FOR,” “AGAINST” or “ABSTAIN” on the removal of Mr. Young. If you abstain from voting on the proposal, it will have no effect on the voting of the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, “broker non-votes” will have no effect on the approval.

The persons named as attorneys-in-fact in the proxies,             and            , were selected by the Board of Directors and are officers of AmpliPhi. All properly executed proxies submitted in time to be counted at the Special Meeting will be voted by such persons at the Special Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications.

What is a broker non-vote?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are counted as present for the purpose of determining whether there is a quorum at the Special Meeting of Shareholders, but are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the authorization of the amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of our outstanding Common Stock at a ratio at least five-for-one and up to fifty-for-one;

•	“FOR” the authorization of the amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal; and

•	“FOR” the removal of Mr. Young from the Board.

How do I vote my shares without attending the meeting?

If you are a shareholder of record, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. In any circumstance, you may vote:

•	By Mail — You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

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•	By Internet or Telephone — You may vote by Internet or telephone by following the voting instructions on the proxy card and on www.proxyvote.com or as directed by your broker or other nominee. In order to vote via the Internet or by telephone, you must have the shareholder identification number which is provided in your Notice.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Standard Time, on December     , 2014.

How do I vote my shares in person at the meeting?

If you are a shareholder of record (also referred to as “registered shareholder”) and prefer to vote your shares in person at the meeting, bring proof of identification and request a ballot to vote at the meeting. You may vote shares held in street name only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you are unable to attend the meeting.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, vote according to the instructions for each proxy card you receive.

May I change my vote?

Yes. Whether you have voted by Internet, telephone or mail you may change your vote and revoke your proxy by:

•	Sending a written statement to that effect to the Corporate Secretary of AmpliPhi;

•	Voting by Internet or telephone at a later time;

•	Submitting a properly signed proxy card with a later date; or

•	Voting in person at the Special Meeting of Shareholders.

Who pays the cost of soliciting votes for the Special Meeting?

We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, in person or otherwise. We will not additionally compensate our directors, officers and employees for this solicitation but will reimburse them for any out-of-pocket expenses that they incur. We will reimburse persons who hold our Common Stock of record but not beneficially, such as brokerage firms, nominees, fiduciaries and other custodians, for the reasonable expenses they incur in forwarding solicitation materials to, and requesting authority for the exercise of proxies from, the persons for whom they hold the shares.

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PROPOSAL 1

TO AUTHORIZE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION ALLOWING OUR BOARD, IN ITS DISCRETION AT ANY TIME PRIOR TO JUNE 30, 2015, TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT A RATIO AT LEAST FIVE-for-ONE and up to FIFTY-for-ONE

In February 2014, our shareholders approved a reverse stock split at a ratio of at least five-for-one and up to twenty-for-one, subject to a final determination by the Board of Directors. The approval of this proposal provided that the reverse stock split could be effected on or before December 31, 2014. We believe it is advisable and in the best interests of the Company and its shareholders to extend the period during which the reverse stock split may occur and to increase the range of the potential reverse stock split by approving an amendment to the Company’s Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio at least five-for-one and up to fifty-for-one, with the timing of the amendment, if it is to be implemented at all, and the specific reverse split exchange ratio to be effected being determined in the sole discretion of our Board (the “Reverse Stock Split”).

Although we are asking our shareholders to vote on a range of proposed reverse split ratios, only one, if any, of such ratios will be effected within the range approved by our shareholders. Our Board believes that shareholder approval of an amendment within the proposed reverse split ratio ranges granting it the discretion to approve the specific ratio to be effected, rather than approval of only one exchange ratio at this time, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in our best interests and those of our shareholders.

If our shareholders approve the amendment, no further action by our shareholders will be required either to implement or to abandon the Reverse Stock Split, and our Board will have the sole discretion to elect, as it determines to be in our best interests and the best interests of our shareholders, whether and when to effect a reverse stock split, and to determine the reverse split ratio of at least five-for-one and up to fifty-for-one, at any time before June 30, 2015. If our Board were to effect the Reverse Stock Split, we would notify our shareholders of the effectiveness of the split by issuing a press release.

The full text of the form of proposed amendment of our Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Annex A. If approved by our shareholders and following such approval our Board determines that effecting a reverse stock split is in our best interests and those of our shareholders, the Reverse Stock Split will become effective upon filing such amendment with the Secretary of State of the State of Washington. The amendment filed will indicate the reverse split ratio approved by our shareholders and selected by our Board. Only one such amendment will be filed, if at all.

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Although we presently intend to effect the Reverse Stock Split only if necessary to satisfy the NYSE MKT’s minimum price requirement (currently, $3.00 per share), our Board reserves the right, notwithstanding our shareholders’ approval of the proposed amendment at the Special Meeting, to abandon it at any time without further action by our shareholders before the amendment is filed with the Secretary of State of the State of Washington. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of our Common Stock, business developments, and our actual and projected financial performance. If the closing bid price of our Common Stock on the Over-the-Counter Bulletin Board exceeds and remains at or above $3.00 per share, as discussed more fully below, our Board may decide to abandon the filing of the proposed amendment. If our Board fails to implement the Reverse Stock Split prior to June 30, 2015, shareholder approval again would be required prior to implementing any reverse stock split.

Purpose and Background of the Reverse Stock Split

We are seeking authorization of the Reverse Stock Split primarily for the purpose of attempting to raise the per share trading price of our Common Stock in an effort to satisfy the listing requirements of the NYSE MKT. To satisfy the listing standards, the NYSE MKT requires, among other things, that our Common Stock maintain a minimum market price of $3.00 per share.

We expect that the Reverse Stock Split will increase the price per share of our Common Stock above the $3.00 per share minimum market price. However, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable us to list our Common Stock on the NYSE MKT. The price per share of our Common Stock is a function of our business performance and other factors, some of which may be unrelated to the number of shares outstanding.

In addition to compliance with the minimum market price requirement, we believe that a higher price could improve the marketability of our Common Stock and its acceptance by institutional investors and other members of the investing public, and may improve the perception of our Company by such individuals. Some investors, brokerage firms and market makers may consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the Company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers. We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, and possibly promote greater liquidity for our shareholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock declines after the Reverse Stock Split is effected.

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There can be no assurance that the Reverse Stock Split will achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split will increase proportionately with the Reverse Stock Split, or that any increase will be sustained for any period of time.

The proposed Reverse Stock Split is not intended to be an anti-takeover device.

The Reverse Stock Split May Not Result in an Increase in the Per Share Price of Our Common Stock; There Are Other Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our Common Stock will either exceed or remain in excess of the $3.00 minimum bid price as required by the NYSE MKT;

•	we will otherwise meet the requirements of NYSE MKT for listing on the NYSE MKT;

•	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

•	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Principal Effects of the Reverse Stock Split on Market for our Common Stock

On November 6, 2014, the closing bid price for our Common Stock on the Over-the-Counter Bulletin Board was $0.16 per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price will be increased. The greater the market price rises above $3.00 per share, the less risk there will be that we will fail to satisfy the requirements for listing of our Common Stock on the NYSE MKT. However, there can be no assurance that the market price of the Common Stock will rise to or maintain any particular level or that we will at all times be able to meet the requirements for listing, or maintaining the listing of, our Common Stock on the NYSE MKT.

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Principal Effects of the Reverse Stock Split on Common Stock; No Fractional Shares

If shareholders approve granting the Board the authority to exercise its discretion to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split, and if our Board decides to effectuate such amendment and the Reverse Stock Split, the principal effect of the Reverse Stock Split will be to reduce the number of issued and outstanding shares of our Common Stock in accordance with an exchange ratio in the range approved by our shareholders and determined by our Board as set forth in this Proposal. The actual effects of the Reverse Stock Split will vary depending on the timing of the Reverse Stock Split and the exchange ratio determined by the Board.

The total number of shares of Common Stock each shareholder holds will be reclassified automatically into the number of shares of Common Stock equal to the number of shares of Common Stock each shareholder held immediately before the Reverse Stock Split divided by the ratio approved by our shareholders and determined by our Board as set forth in this Proposal. If the number of shares of Common Stock a shareholder holds is not evenly divisible by such ratio, such holder will not receive a fractional share but instead will receive, upon surrender of stock certificates representing such shares of Common Stock, cash in an amount equal to the fraction of a share that shareholder otherwise would have been entitled to receive multiplied by the last sale price (as adjusted to reflect the Reverse Stock Split) of the Common Stock as last reported on the Over-the-Counter Bulletin Board on the trading day before the Reverse Stock Split takes effect. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein. Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any such holder’s percentage ownership interests, except to the extent that the Reverse Stock Split results in any such holder owning a fractional share. As described above, shareholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split shareholders to the extent there are shareholders presently holding fewer than five to fifty shares, depending on the exchange ratio selected by our Board. This, however, is not the purpose for which we are proposing to effect the Reverse Stock Split. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The par value of our Common Stock would remain unchanged at $0.01 per share.

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Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially because the proposed amendment will not reduce the number of authorized shares while it will reduce the number of outstanding shares by one-fifth to one-fiftieth, depending on the exchange ratio selected by our Board. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock. Our future capital needs will be highly dependent on our product development and other business activities and our ability to raise capital through strategic transactions, grants or other means. Thus, any projections of future cash needs and cash flows are subject to substantial uncertainty. If our available funds and cash generated from operations are insufficient to satisfy our liquidity requirements, we may seek to sell additional equity or debt securities, obtain a line of credit or curtail our existing operations. In addition, from time to time we may evaluate other methods of financing to meet our capital needs on terms that we believe are attractive.

Principal Effects of the Reverse Stock Split on Outstanding Options and Warrants

As of the record date for the Special Meeting, we had outstanding warrants to purchase           shares of our Common Stock at an average exercise price of     per share, and outstanding options to purchase           shares of our common stock at an average exercise price of     per share.

Under the terms of the options and warrants, when the Reverse Stock Split becomes effective, the number of shares covered by each of them will be reduced by one-fifth to one-fiftieth of the number currently covered and the exercise price per share will increase by one-fifth to one-fiftieth, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split. The number of shares reserved under our equity plan will decrease by one-fifth to one-fiftieth of the number of shares currently included in such plans.

Principal Effects of the Reverse Stock Split on Outstanding Preferred Stock

As of the record date for the Special Meeting, the outstanding shares of our Series B Convertible Preferred Stock would convert into an aggregate of           shares of our Common Stock. Under the terms of the Preferred Stock, when the Reverse Stock Split becomes effective, the number of shares of Common Stock into which each share of Preferred Stock converts will be reduced to one-fifth to one-fiftieth of the number currently covered.

Principal Effects of the Reverse Stock Split on Legal Ability to Pay Dividends

Our Board does not currently have any plans to declare in the foreseeable future any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our shareholders.

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Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced by one-fifth to one-fiftieth, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.

Procedure for Effecting the Reverse Stock Split; Exchange of Stock Certificates; Payment for Fractional Shares

If our shareholders approve granting our Board the authority to exercise its discretion to effectuate the Reverse Stock Split and if our Board determines that the Reverse Stock Split is in the best interests of the Company, we will file the proposed amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington. The Reverse Stock Split will become effective at the time specified in the amendment, which will most likely be the date of the filing of the amendment and which we refer to as the “effective time.” Beginning at the effective time, each certificate representing outstanding pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Common Stock.

We will appoint an exchange agent for our shareholders in connection with the Reverse Stock Split (the “Common Stock Exchange Agent”). We will deposit with the Common Stock Exchange Agent, as soon as practicable after the effective time, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Stock Split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our shareholder list shows that some of the outstanding shares of Common Stock are registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount we will be required to pay for fractional share interests. However, we do not expect that amount will be material.

As of the record date for the Special Meeting, we had approximately      shareholders of record (although we had significantly more beneficial holders). We do not expect the Reverse Stock Split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders.

11

As soon as practicable after the effective time, we will mail a letter of transmittal to each shareholder. Each shareholder will be able to obtain a certificate evidencing its post-reverse-split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. shareholders will not receive certificates for post-reverse stock split shares unless and until their old certificates are surrendered to the exchange agent together with the properly completed and executed letter of transmittal and such evidence of ownership of the shares as we may require. Shareholders should not destroy any stock certificates and should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each shareholder’s new stock certificate and payment in lieu of any fractional share promptly after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s). Shareholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Even if our shareholders approve the Reverse Stock Split, our Board reserves the right to not effect the Reverse Stock Split if in our Board’s opinion it would not be in our best interests or those of our shareholders to effect such Reverse Stock Split.

No Dissenters’ Rights

Under the Washington Business Corporation Act, shareholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split; Rule 144

The following is a summary of certain of the material anticipated federal income tax consequences under current law relating to the Reverse Stock Split. The following discussion does not purport to deal with all aspects of federal income taxation that may be applicable to specific shareholders.

The following description of federal income tax consequences is based on the Code, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all shareholders.

Each shareholder is urged to consult his, her or its own tax advisors to determine particular federal tax consequences to such shareholders of the Reverse Stock Split, as well as the applicability and effect of state, local, foreign and other laws.

12

The following discussion is limited to certain tax consequences resulting to shareholders of the Company as part of the Reverse Stock Split. Accordingly, holders of options and warrants to purchase the capital stock of the Company should consult their own tax advisors with respect to the tax consequences associated with the Reverse Stock Split.

AmpliPhi believes that, for federal income tax purposes, the Reverse Stock Split will constitute a tax-free recapitalization. Accordingly, AmpliPhi believes that the Reverse Stock Split will not be a taxable transaction to the shareholders or AmpliPhi. Each shareholder’s tax basis in his or her shares of the Company’s Common Stock received in the Reverse Stock Split will be equal to such shareholder’s tax basis in the shares of the Company’s Common Stock held immediately prior to the effectiveness of the Reverse Stock Split, and his or her holding period of such shares of the Company’s Common Stock for federal income tax purposes will include the holding period of such shares of the Company’s Common Stock that were surrendered in connection with the Reverse Stock Split, provided such shares were held as a capital asset at the time of the effectiveness of the Reverse Stock Split.

Although AmpliPhi is of the belief that the U.S. federal income tax consequences to the Reverse Stock Split will be as described above, the IRS is not precluded from taking a contrary position that could have an adverse tax consequence on holders of the Company’s Common Stock and Preferred Stock. There can be no assurance that the U.S. federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the holders of the Company’s Common Stock and Preferred Stock.

Under Rule 144 under the Securities Act of 1933, the holding period for the Common Stock or Preferred Stock received in connection with the Reverse Stock Split will include the period during which the pre-split Common Stock or Preferred Stock was held prior to its surrender.

Required Approval

The consent required to authorize the Company to effect the Reverse Stock Split is the affirmative vote of not less than a majority of the outstanding shares of AmpliPhi’s Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis.

THE BOARD RECOMMENDS A VOTE FOR AUTHORIZATION OF THE REVERSE STOCK SPLIT AT A RATIO AT LEAST one-for-five and up to one-for-fifty.

13

PROPOSAL 2

APPROVAL OF AMENDEDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION MODIFYING THE REQUIREMENTS OF DIRECTOR REMOVAL

We are asking you to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation modifying the requirements of director removal. The Board has proposed such amendment to our Amended and Restated Certificate of Incorporation, has declared it advisable and has directed that it be submitted for consideration by our shareholders at this Special Meeting.

The Board has proposed this amendment so that Company’s Amended and Restated Certificate of Incorporation will be consistent with the Company’s Amended and Restated Bylaws, as amended, which provide, in accordance with Washington law, that any director may be removed with or without cause by the shareholders entitled to elect such director, and that in order to remove a director, the number of votes cast to remove such director must exceed the number of votes cast not to remove such director. This amendment will provide the Board with greater flexibility and will adhere to the director removal requirements under Washington law.

The proposed amendment would revise Article 9 of the Amended and Restated Certificate of Incorporation in a manner in substantially the following form, with strikeouts reflecting language deleted from the current Amended and Restated Certificate of Incorporation:

“The number of Directors of this corporation shall be determined in the manner provided by the Bylaws and may be increased or decreased from time to time in the manner provided therein. The Board of Directors shall be divided into three classes, with such classes to be as equal in number as may be possible, with any Director or Directors in excess of the number divisible by three being assigned to Class 3 and Class 2, as appropriate. At each annual meeting of shareholders, the number of Directors equal to the number of Directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders. Notwithstanding any of the foregoing provisions of this Article 9, Directors shall serve until their successors arc elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of Directors.

~~The Directors of this corporation may be removed only for cause by the holders of not less than two-thirds of the shares entitled to elect the Director or Directors whose removal is sought in the manner provided by the Bylaws~~.”

Vote Required

The approval of Proposal 2 will require the affirmative vote of two-thirds of the outstanding shares.

14

THE BOARD RECOMMENDS A VOTE FOR AUTHORIZATION OF THE AMENDMENT TO our amended and restated certificate of incorporation MODIFYING THE REQUIREMENTS OF DIRECTOR REMOVAL.

15

PROPOSAL 3

REMOVAL OF PHILIP J. YOUNG AS A DIRECTOR OF THE COMPANY, EFFECTIVE IMMEDIATELY

The Board of Directors of the Company (other than Mr. Young) is presenting to the Company’s shareholders the proposal, contingent upon the passage of Proposal No. 2, that Mr. Young be removed from the Board without cause, effective immediately. The Board of Directors (other than Mr. Young) believes that removing Mr. Young from the Board effective immediately is in the best interests of the Company and its shareholders as Mr. Young no longer serves as President or Chief Executive Officer, and is not involved in the management of the Company.

The Board of Directors (other than Mr. Young) recommends that you vote FOR Proposal Number 3.

Vote Required

In order for this Proposal 3 to pass, the number of votes cast to remove Mr. Young must exceed the number of votes cast not to remove Mr. Young. Such vote is contingent upon Proposal 2, the approval of the amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal.

THE BOARD RECOMMENDS A VOTE FOR THE REMOVAL OF PHILIP J. YOUNG FROM THE BOARD OF DIRECTORS, EFFECTIVE IMMEDIATELY.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 20, 2014, for:

•	each person known by us to beneficially own more than 5% of our outstanding shares of common stock,

•	each of our directors,

•	each of our named executive officers, and

•	all such directors, nominees for director and executive officers as a group.

The percentage of ownership depicted below is based on 273,869,493 shares of common stock outstanding on October 20, 2014, which consists of 187,159,093 shares of common stock outstanding as of October 20, 2014, and 86,710,400 shares of common stock issuable upon conversion of all outstanding shares of Series B Convertible Preferred Stock as of October 20, 2014 (assuming a conversion ratio equal to ten (10) common shares for each share of Series B Convertible Preferred Stock).

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or share voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants or pursuant to the conversion of our Series B Convertible Preferred Stock that are either immediately exercisable or convertible or exercisable or convertible within 60 days of October 20, 2014. Shares underlying such options, warrants and Series B Convertible Preferred Stock, however, are only considered outstanding for the purpose of computing the percentage ownership of that person and are not considered outstanding when computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Shares Beneficially Owned		Percentage Total Voting Power
5% Stockholders
Anthony M. Smithyman	26,688,680	(2)	9.75%
Randal J. Kirk	70,785,712	(3)	25.85%

Philip J. Young	17,565,741	(7)	6.41%
RA Capital Management, LLC	21,428,570	(4)	7.82%
Pendinas Limited	47,343,649	(5)	17.29%
Broadfin Healthcare Master Fund, Ltd	14,000,000		5.11%
Phillip Asset Management Ltd	14,928,562	(6)	5.45%
Named Executive Officers and Directors
Philip J. Young	17,565,741	(7)	6.41%
Kelley A. Wendt	218,750	(8)	*
David Harper, Ph.D.	1,429,352	(9)	*
Jeremy Curnock Cook	381,000	(10)	*
Louis Drapeau	60,000	(11)	*
Michael S. Perry, Ph.D.	198,000	(12)	*
Anthony M. Smithyman	26,688,680	(2)	9.75%
Julian P. Kirk	0		*
Baxter F. Phillips III	503,125	(13)	*
Wendy Johnson	0		*
All officers and directors as a group (9 persons)	47,044,648		17.18%

17

*	Less than 1%.
(1)	Unless otherwise indicated, the address of such stockholder is c/o AmpliPhi Biosciences Corporation, 4870 Sadler Road, Suite 300, Glen Allen, VA 23060.
(2)	Includes 12,000,000 shares of common stock held in escrow pending fulfillment of certain contractual terms of the SPH acquisition and options to purchase 25,000 shares of common stock.
(3)	Consists of 46,785,712 shares held by NRM VII Holdings I, LLC, which we refer to as NRM VII Holdings (20,000,000 shares of common stock, 21,428,570 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock (assuming a conversion ratio equal to ten (10) common shares for each share of Series B Convertible Preferred Stock) and 5,357,142 shares of common stock issuable upon exercise of warrants) and 24,000,000 shares held by Intrexon Corporation. Randal J. Kirk controls NRM VII Holdings. Shares held by this entity may be deemed to be indirectly beneficially owned (as defined under Rule 13d-3 promulgated under the Exchange Act) by Mr. Kirk. Mr. Kirk disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Randal J. Kirk, directly and through certain affiliates, has voting and dispositive power over a majority of the outstanding capital stock of Intrexon Corporation. Mr. Kirk may therefore be deemed to have voting and dispositive power over the shares of the issuer owned by Intrexon Corporation. Shares held by Intrexon Corporation may be deemed to be indirectly beneficially owned (as defined under Rule 13d-3 promulgated under the Exchange Act) by Mr. Kirk. Mr. Kirk disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.
(4)	Consists of an aggregate of 21,428,570 of common stock issuable upon conversion of Series B Convertible Preferred Stock (assuming a conversion ratio equal to ten (10) common shares for each share of Series B Convertible Preferred Stock) and an aggregate of 5,357,142 shares of common stock issuable upon the exercise of warrants, held by two of its funds, RA Capital Healthcare Fund, LP and Blackwell Partners, LLC. The address of such stockholder is 20 Park Plaza, Suite 1200, Boston, MA 02116.
(5)	Consists of 32,250,610 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock and 15,093,039 shares of common stock issuable upon exercise of warrants. The address of such stockholder is Ballacarrick, Pooilvaaish Road, Isle of Man, IM9 4PJ.
(6)	Phillip Asset Management Ltd holds all shares in its capacity as trustee for Bioscience Managers Pty Ltd. Jeremy Curnock Cook, the Chairman of the Company’s Board of Directors, is a Managing Director and holds an ownership interest in Bioscience Managers Pty Ltd.
(7)	Consists of options to purchase 17,565,741 shares of common stock.
(8)	Consists of options to purchase 218,750 shares of common stock.
(9)	Includes options to purchase 600,000 shares of common stock.
(10)	Includes options to purchase 316,000 shares of common stock.
(11)	Consists of options to purchase 60,000 shares of common stock.
(12)	Includes options to purchase 153,000 shares of common stock.
(13)	Consists of options to purchase 203,125 shares of common stock and 300,000 shares of common stock purchased by Mr. Phillips in the December 2013 private placement.

18

SHAREHOLDER PROPOSALS TO BE PRESENTED
AT NEXT Annual MEETING

Under AmpliPhi’s Bylaws, in order for business and director nominations to be properly brought before a meeting by a shareholder, such shareholder must have given timely notice thereof in writing to the Corporate Secretary of AmpliPhi. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation or received by the Secretary not fewer than sixty nor more than ninety days prior to the date of the annual meeting (or if less than sixty days' notice or prior public disclosure of the date of the annual meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the annual meeting was mailed or such public disclosure was made). Any such shareholder notice shall set forth (i) the name and address of the shareholder proposing such business; (ii) a representation that the shareholder is entitled to vote at such meeting and a statement of the number of shares of the corporation which are beneficially owned by the shareholder; (iii) a representation that the shareholder intends to appear in person or by proxy at the meeting to propose such business; and (iv) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the language of the proposal (if appropriate), and any material interest of the shareholder in such business.

Shareholder proposals and director nominations should be delivered to: AmpliPhi Biosciences Corporation, 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060, Attention: Secretary. AmpliPhi recommends that such proposals be sent by certified mail, return receipt requested.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this Preliminary Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we filed separately with the SEC. You should consider the incorporated information as if we reproduced it in this Preliminary Proxy Statement, except for any information directly superseded by information contained in this Preliminary Proxy Statement.

We incorporate by reference into this Preliminary Proxy Statement the following financial statements and other information, which contain important information about us and our business and financial results:

(1)      Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended, as filed with the SEC on September 12, 2014.

Our Internet website address is http://www.ampliphibio.com. Information contained on the website does not constitute part of this Preliminary Proxy Statement. We make available, through a link to the SEC’s website, electronic copies of the materials we file with the SEC (including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, the Section 16 reports filed by executive officers, directors and 10% shareholders and amendments to those reports).

Shareholders may obtain a copy of the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 by writing to AmpliPhi at the following address: AmpliPhi Biosciences Corporation, 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060.

19

You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

OTHER BUSINESS

Pursuant to the Bylaws, no business shall be acted upon at the Special Meeting except as set forth in the Notice of the Special Meeting.

By order of the Board of Directors,

/s/ Jeremy Curnock Cook

Jeremy Curnock Cook
Interim Chief Executive Officer

20

ANNEX A

ARTICLES OF AMENDMENT TO

Amended and Restated Articles of Incorporation OF

AMPLIPHI BIOSCIENCES CORPORATION

Pursuant to the provisions of the Washington Business Corporation Act, RCW 23B.10.020 and RCW 23B.10.060, the undersigned corporation hereby submits these Articles of Amendment for filing:

FIRST: The name of the corporation is AmpliPhi Biosciences Corporation (the “Corporation”).

SECOND: This amendment to the Corporation’s Amended and Restated Articles of Incorporation (“Amended Articles”) was adopted by the Board of Directors of the Corporation on October 27, 2014.

THIRD: Pursuant to Article 10 of the amended articles, this amendment to the Corporation’s Amended Articles was adopted by (i) the affirmative vote of the holders of a majority of the outstanding shares of the Corporation and (ii) the affirmative vote of the holders of a majority of the outstanding shares of the Corporation’s Common Stock, voting as a class.

THIRD: Section 4.1 of Article 4 is hereby is hereby amended and restated in its entirety to read as follows:

“4.1 Authorized Capital

The total authorized stock of this corporation shall consist of 445,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.

On _________ ___, 20__, at 12:01 a.m. Eastern Time (the “Effective Time”), each [five (5) to fifty (50)] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one share of the Corporation’s Common Stock, automatically and without any action on the part of the respective holders thereof (the “Reverse Stock Split”). No fractional shares shall be issued in the Reverse Stock Split. If the number of shares of Common Stock a shareholder holds is not evenly divisible by such ratio, such holder will not receive a fractional share but instead will receive, upon surrender of stock certificates representing such shares of Common Stock, cash in an amount equal to the fraction of a share that shareholder otherwise would have been entitled to receive multiplied by the last sale price (as adjusted to reflect the Reverse Stock Split) of the Common Stock as last reported on Over-the-Counter Bulletin Board on the trading day before the Reverse Stock Split takes effect.”

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, AmpliPhi Biosciences Corporation has caused these Articles of Amendment to be executed by its duly authorized officer on ________ ___, 20__.

AMPLIPHI BIOSCIENCES CORPORATION

By: __________________________________

Name:

Title:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2, and 3:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000221912_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Information Statement is/are available at www.proxyvote.com .

PROXY

AMPLIPHI BIOSCIENCES CORPORATION

Special Meeting of the Shareholders

The undersigned shareholder of AmpliPhi Biosciences Corporation, a Washington corporation (the "Corporation") hereby constitutes and appoints , as attorney-in-fact and proxy for the undersigned, with full power of substitution, for and in the name and stead of the undersigned to attend the Special Meeting of Shareholders of the Corporation to be held at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 on _________ at __ a.m, and any adjournment or postponement thereof and thereat, to vote all shares of the Corporation held in the name of the undersigned which the undersigned would be entitled to vote if personally present for purpose of acting on proposals to: (1) Authorize an amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2015, to effect a reverse stock split of our outstanding common stock at a ratio at least five-for-one and up to fifty-for-one, (2) Authorize an amendment to our Amended and Restated Articles of Incorporation modifying the requirements of director removal, (3) Remove Philip J. Young from the Board of Directors of the Company.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000221912_2 R1.0.0.51160

Continued and to be signed on reverse side